Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder California Tax-Free Income Fund, a series of Scudder State Tax-Free Income Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 1, 2005               /s/Vincent J. Esposito
                               ----------------------------
                               Vincent J. Esposito
                               President
                               Scudder California Tax-Free Income Fund, a series
                               of Scudder State Tax-Free Income Series

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder California Tax-Free Income Fund, a series of Scudder State Tax-Free Income Series, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 1, 2005              /s/Paul Schubert
                              ----------------------------
                              Paul Schubert
                              Chief Financial Officer and Treasurer
                              Scudder California Tax-Free Income Fund, a series
                              of Scudder State Tax-Free Income Series